UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017

Mitek Systems, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35231	87-0418827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100 San Diego, California		92101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 269-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jane J. Thompson to the Board of Directors of Mitek Systems, Inc.
Effective September 20, 2017, Jane J. Thompson was appointed to the Board of Directors (the “Board”) of Mitek Systems, Inc. (the “Company”).
Ms. Thompson previously served as a member of the Company’s Advisory Board since 2012. As founder and former president of Walmart Financial Services for nearly a decade, Ms. Thompson is recognized as an innovator in financial services, achieving significant profit growth based on her consumer insights and operating leadership skills.
In connection with her appointment to the Board, Ms. Thompson was granted an option to purchase 40,000 shares of common stock of the Company and 10,471 restricted stock units, each of which will vest on the one year anniversary of the date of grant. As a non-employee director, Ms. Thompson will be entitled to receive the Company’s standard fees for her service as a member of the Board.
The Company entered into its standard form of indemnification agreement with Ms. Thompson, a copy of which was filed as Exhibit 10.21 to the Company’s Form 10-K filed with the Securities Exchange Commission on December 5, 2014 and is incorporated herein by reference.

Resignation of Vinton P. Cunningham
On September 20, 2017, Vinton P. Cunningham, a member of the Board since May 2005, informed the Board that he will retire from the Board effective as of December 31, 2017. Mr. Cunningham informed the Board that his decision to retire was based on personal and professional considerations and did not involve any disagreement with the Company.

Item 8.01. Other Events
On September 21, 2017, the Company issued a press release announcing the appointment of Ms. Thompson as a member of the Board and the resignation of Mr. Cunningham from the Board, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued on September 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

September 21, 2017	By:	/s/ Jason L. Gray
Jason L. Gray
General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued on September 21, 2017